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      SUPPLEMENT NO. 1 dated July 30, 2003
TO    PROSPECTUS dated July 1, 2003

FOR   STATE STREET RESEARCH HEALTH SCIENCES FUND
      A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

      INVESTMENT MANAGEMENT
      Under the above caption at page 10 of the prospectus, the third paragraph is revised in its entirety to read as follows:

      "Ajay Mehra is the lead portfolio manager of the fund and Erin Xie is a portfolio manager of the fund. Mr. Mehra has been responsible for the day-to-day management of the fund since July 2003. Mr. Mehra, a managing director, joined the firm in July 2003. During the past five years he has also served as a senior vice president, vice president and portfolio manager for Columbia Management Group. Ms. Xie has assisted with the management of the fund since 2001 and became a portfolio manager in July 2003. Ms. Xie, a senior vice president, joined the firm in 2001. During the past five years she has also served as a research associate with Sanford Bernstein & Company."

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